Business combinations	12 Months Ended
Mar. 31, 2022
Business Combinations [Abstract]
Business combinations	Business combinations
Acquisitions during the year
On September 6, 2021, the Group purchased, through numerous steps, an additional 45.9% stake in Yocuda, a leading digital receipt provider based in the United Kingdom, for GBP3.0 million (EUR3.5 million). This resulted in an increase in its existing shareholding from 10.4% to 56.3% and obtaining control.
As part of the acquisition, Global Blue and the minority shareholders entered into a symmetrical put and call agreement which gives each minority shareholder the right to sell and Global Blue the right to acquire all the shares currently controlled by the minority shareholders. Given that the pricing formula of the options makes it virtually certain that the options will be exercised in future, the Group has derecognized the non-controlling interest and instead recognized a financial liability of the estimated amount likely to be paid to the minority shareholders of EUR6.8 million, of which EUR4.8 million represents the nominal value of the shares and is included within the total consideration of the acquisition. The Group has recognized the remaining incremental value of EUR2.0 million as remuneration expense, as the floor value included in the pricing formula of the put option represents a benefit to the minority shareholders, who will continue rendering services through their remaining involvement in Yocuda as managers. For further details on the valuation of the put options, refer to Note 27.
Yocuda has been fully consolidated for the period from September 6, 2021 to March 31, 2022 and in this period has not contributed any material results. The results from operations, had Yocuda been acquired at the beginning of the annual reporting period, are also not material.
The goodwill acquired represents synergies arising from Yocuda’s inherent value of its workforce and its capacity to develop future customer relationships and new technology. The goodwill is not expected to be deductible for tax purposes.
The key and sole intangible asset identifiable separately from goodwill is Yocuda’s technology with a fair value of EUR1.2 million as at the acquisition date. The fair value has been calculated using an average of fair value obtained through the Relief-from-Royalty approach and the Replacement Cost approach. The key assumptions used for the fair value calculations are as follows:
•Royalty rate used in the Relief-from-Royalty method of 10.5%.
•A discount of 15% has been applied to determine the replacement cost.
Prior year acquisitions
On March 19, 2021, the Group acquired 100% of the share capital of ZigZag Global Ltd. (“ZigZag”), a UK-based company operating in the e-commerce sector for a total consideration of EUR66.4 million. The performance targets set out in the purchase agreement, were not been met as of December 31, 2021 due to a delay in the implementation plan which has led to a shift of timing of cash flows outside the related earn-out period. As such, the contingent consideration liability with a fair value of EUR9.6 million as of March 31 2021 was not paid out. The gain resulting from the derecognition has been recorded in operating expenses in the income statement.
The fair value of net assets acquired and consideration paid in respect of the acquisition of businesses in the two years ended March 31, 2022 and March 31, 2021 are presented in the table below. There were no business combinations in the year ended March 31, 2020.

(EUR thousand)
	2022	2021
Net assets acquired and consideration paid	Yocuda	ZigZag Global
Software	1,236	5,223
Property, plant and equipment	—	23
Trade and other receivables	323	1,886
Cash	510	1,680
Trade and other payables	(235)	(2,575)
Income tax payable	(29)	—
Provisions	(9)	—
Borrowings	—	(2,327)
Deferred tax liabilities	(309)	(1,305)
Deferred income	(11)	—
Fair value of assets and liabilities	1,476	2,605
Goodwill arising on acquisition	7,829	63,776
Fair value of previously held equity interest	(968)	—
Consideration payable	8,337	66,381
Satisfied by:
Cash consideration paid	(3,502)	(51,879)
Cash consideration payable	—	(349)
Put option	(4,835)	(4,557)
Contingent consideration payable	—	(9,596)
Total consideration	(8,337)	(66,381)

Cash consideration paid	(3,502)	(51,879)
Cash acquired	510	1,680
Repayment of borrowings acquired	—	(2,327)
Total net cash outflow	(2,992)	(52,526)